EXHIBIT 23




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated February 13, 2004 with respect to the 2003 consolidated financial statements of North Bancshares, Inc., included in this annual report on Form 10-KSB, in the Registration Statement on Form S-8 (File No. 333-82356) pertaining to the No9rth Bancshares, Inc. 1993 Stock Based Incentive Plan.

                                    /S/ Crowe Chizek and Company LLC
                                    --------------------------------------------
                                    Crowe Chizek and Company LLC


Oak Brook, Illinois
March 25, 2004